UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 13,2005

New Skies Satellites Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-32495	98-0439657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (441) 295-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

In connection with the consummation of the offering (the “Offering”) described in the Registration Statement on Form S-1 (File No. 333-122322) (the “Registration Statement”) filed by New Skies Satellites Holdings Ltd. (the “Company”) under the Securities Act of 1933, as amended (the “Securities Act”), the Company entered into the following agreements:

Registration Rights Agreement

As contemplated by the Registration Statement, the Company entered into a Registration Rights Agreement dated May 13, 2005, between and among the Company, Blackstone NSS Communications Partners (Cayman) L.P., Blackstone Family Communications Partnership (Cayman) L.P., Blackstone Capital Partners (Cayman) IV L.P., Blackstone Capital Partners (Cayman) IV-A L.P., Blackstone Family Investment Partnership (Cayman) IV-A L.P., Daniel Goldberg, Andrew Browne, Thai Rubin, Michael Schwartz, Scott Sprague and Stephen Stott.  The description of the Registration Rights Agreement in the Registration Statement is incorporated herein by reference.  Such description is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 to this document and is incorporated by reference in this document.

New Skies Satellites Holdings Ltd. 2005 Stock Incentive Plan

As contemplated by the Registration Statement, the Company adopted the New Skies Satellites Holdings Ltd. 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”).  The description of the 2005 Stock Incentive Plan in the Registration Statement is incorporated herein by reference.  Such description is qualified in its entirety by reference to the 2005 Stock Incentive Plan, which is filed as Exhibit 10.2 to this document and is incorporated by reference in this document.

Agreements with Members of our Management

Reference is made to Item 3.02 for option grants made by the Company.

Item 1.02                                             Termination of a Material Definitive Agreement

As contemplated by the Registration Statement, on May 13, 2005, the Transaction and Monitoring Fee Agreement, dated as of November 2, 2004, between New Skies Satellites B.V. and Blackstone Management Partners IV L.L.C. (the “Monitoring Fee Agreement”), filed as Exhibit 10.18 to the Registration Statement, was terminated pursuant to its terms and in connection with the Offering.  Pursuant to the terms of the Monitoring Fee Agreement, New Skies Satellites B.V. paid Blackstone Management Partners IV L.L.C. a lump sum fee of  approximately $6.1 million in connection with the termination.  The description of the Monitoring Fee Agreement in the Registration Statement is incorporated herein by reference.

Item 3.02                                             Unregistered Sales of Equity Securities

On May 10, 2005, the Company granted certain of its employees options to purchase 1,871,894 shares of Common Stock pursuant to the 2005 Stock Incentive Plan.  The options have a ten year term.  Approximately 10% of the options granted were vested and exercisable on the date of grant (the “Vested Options”).  The Vested Options have an exercise price of $7.69.  Approximately 90% of the options granted become vested and exercisable subject to the optionees’ continued employment (the “Time and Performance Options”).  Subject to the optionees’ continued employment, certain of the shares subject to the options will vest ratably over four years and certain of the options will vest on the seventh anniversary of the date of grant if the imputed annual compounded internal rate of return to the investments funds is at least 20% on this date.  The Time and Performance Options have an exercise price of $3.37.  The grants of options to purchase shares of Common Stock were made pursuant to the 2005 Stock Incentive Plan in reliance on the exemption from registration provided by Section 701 of the Securities Act.

Of the total number of options granted pursuant to the 2005 Stock Incentive Plan, options to purchase 703,876 shares were granted to Daniel Goldberg, our President and a member of our board of directors and Chief Executive Officer of New Skies Satellites B.V., options to purchase 275,843 shares were granted to Andrew Browne, our Vice President and a member of our board of directors and Chief Financial Officer of New Skies Satellites B.V., options to purchase 156,945 shares were granted to Stephen Stott, the Chief Technical Officer of New Skies Satellites B.V., options to purchase 146,482 shares were granted to Michael Schwartz, the Senior Vice President of Marketing and Corporate Development of New Skies Satellites B.V., options to purchase 109,386 shares were granted to Scott Sprague, the Chief Technical Officer of New Skies Satellites B.V., options to purchase 129,361 shares were granted to Thai Rubin, our Secretary and the General Counsel of New Skies Satellites B.V., and options to purchase 28,700 shares were granted to Adrien Bull, the Controller of New Skies Satellites B.V.

The form of option agreement for Daniel Goldberg is filed herewith as Exhibit 10.3.  The form of option agreement for members of our Executive Management Committee, which is composed of our six most senior executives, is filed herewith as Exhibit 10.4.  The form of option agreement for persons other than members of the Executive Management Committee is filed herewith as Exhibit 10.5.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws

As contemplated by the Registration Statement, on May 13, 2005, the Company adopted the Amended and Restated Bye-Laws of New Skies Satellites Holdings Ltd. (the “Amended and Restated Bye-Laws”).  The description of the Amended and Restated Bye-Laws in the Registration Statement is incorporated herein by reference.  Such description is qualified in its entirety by reference to the Amended and Restated Bye-Laws, which are filed as Exhibit 3.1 to this document and are incorporated by reference in this document.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number

3.1	Amended and Restated Bye-Laws of New Skies Satellites Holdings Ltd.

10.1	Registration Rights Agreement of New Skies Satellites Holdings Ltd.

10.2	New Skies Satellites Holdings Ltd. 2005 Stock Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement (Daniel Goldberg)

10.4	Form of Nonqualified Stock Option Agreement (Executive Management Committee members)

10.5	Form of Nonqualified Stock Option Agreement (general form)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Skies Satellites Holdings Ltd.

Date:	May 17, 2005

		By:	/s/ Thai E. Rubin
Name: Thai E. Rubin
Title: Secretary

EXHIBIT INDEX

Exhibit Number

3.1	Amended and Restated Bye-Laws of New Skies Satellites Holdings Ltd.

10.1	Registration Rights Agreement of New Skies Satellites Holdings Ltd.

10.2	New Skies Satellites Holdings Ltd. 2005 Stock Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement (Daniel Goldberg)

10.4	Form of Nonqualified Stock Option Agreement (Executive Management Committee members)

10.5	Form of Nonqualified Stock Option Agreement (general form)